UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 21, 2007

Serena Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-25285	94-2669809
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2755 Campus Drive, 3rd Floor San Mateo, California	94403-2538
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 522-6600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 21, 2007, the Board of Directors of Serena Software, Inc. (“Serena”) approved Serena’s FY 2008 Executive Annual Incentive Plans for its executive officers. Under the terms of these plans, the executive officers will be eligible to receive performance-based cash incentive bonuses with target payouts ranging from 50% to 100% of a participant’s annual base salary. Target annual incentive bonuses are equal to 100% of a participant’s annual base salary for our Senior Vice President, Chief Financial Officer and Senior Vice President, Worldwide Field Operations, and 50% of a participant’s annual base salary for our Senior Vice President, General Counsel, Senior Vice President, Research and Development, and Senior Vice President, Worldwide Marketing. The actual bonus amounts are subject to achievement of one or more of the following performance metrics: (a) with regard to all of our executive officers, achievement of our annual EBITA (earnings before interest, taxes and amortization) target; (b) with regard to our Senior Vice President, General Counsel, Senior Vice President, Research and Development, and Senior Vice President, Worldwide Marketing, achievement of management objectives applicable to the executive officer; and (c) with regard to our Senior Vice President, Research and Development and Senior Vice President, Worldwide Marketing, achievement of expense targets applicable to the executive officer’s functional area. For annual incentive plans with multiple performance metrics, the performance metrics are generally weighted on an equal basis. With regard to the annual EBITA performance metric, achievement of less than 85% of the EBITA target results in no payout, achievement of 100% of the EBITA target results in a 100% payout, and achievement of 115% of the EBITA target results in a 200% payout of the target bonus or weighted portion thereof. Payouts based on the EBITA metric are not capped. The incentive bonuses will be calculated and paid out on an annual basis for our Senior Vice President, Chief Financial Officer, and on a semi-annual basis for our Senior Vice President, Worldwide Field Operations, Senior Vice President, General Counsel, Senior Vice President, Research and Development, and Senior Vice President, Worldwide Marketing. The annual incentive bonus for our Senior Vice President, Worldwide Field Operations is guaranteed at 100% of his target bonus for fiscal year 2008. The form of the FY 2008 Executive Annual Incentive Plan is filed as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

On February 21, 2007, Serena’s Board or Directors approved the vesting of 10% of all Time/Performance Stock Options that had been granted by Serena to its executive officers and employees during calendar year 2006.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits:

Exhibit 10.1*	Form of Serena’s FY08 Executive Annual Incentive Plan

*	Indicates a management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERENA SOFTWARE, INC.

By:	/s/ Edward F. Malysz
Name:	Edward F. Malysz
Title:	Senior Vice President,
General Counsel

Date: February 23, 2007

EXHIBIT INDEX

Exhibit 10.1*	Form of Serena’s FY08 Executive Annual Incentive Plan

*	Indicates a management contract or compensatory plan or arrangement